THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SEPARATE ACCOUNT A

Supplement Dated December 3, 2021 to the Prospectus of

Fixed and Variable Deferred Annuity Contracts

Portfolio Director® dated May 3, 2021

Portfolio Director Plus dated May 3, 2021

Portfolio Director Freedom Advisor dated May 3, 2021

Equity Director® dated May 2, 2016

Potentia® dated May 3, 2021

This Supplement updates certain information in the Variable Account Options subsection of the Prospectus.

On or about December 16, 2021 (the “Effective Date”), a change of control will occur for BMO Asset Management Corp. (“BMO AM”), the current subadviser for VALIC Company I Capital Appreciation Fund (the “Fund”), and BMO AM will no longer provide investment advisory services to mutual funds. Columbia Management Investment Advisers, LLC will be the new subadviser to the Fund. On the Effective Date, as it pertains to the Fund, the Adviser/Sub-Adviser found in the list of Variable Account Options and corresponding Adviser/Sub-Adviser is deleted and replaced with the information below.

Variable Account Options	Adviser/Sub-Adviser

Capital Appreciation Fund	Adviser: VALIC Sub-Adviser: Columbia Management Investment Advisers, LLC.

Please keep this Supplement with your Prospectus.